                                                                      Exhibit 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-02095) of Walter Industries, Inc. and its subsidiaries of our report dated July 14, 1998, appearing on page F-2 of this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appears on page F-32 of this Form 10-K.

PricewaterhouseCoopers LLP
Tampa, Florida
August 28, 1998